Supplement dated February 19, 2026 to the
Prospectus for your Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to your variable annuity contract (“Contract”) issued by Lincoln Benefit Life Company.
Investment Option Update
This Supplement is to inform you that there is a change to a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

Merger Pending Shareholder Approval:
Subject to shareholder approval, effective on or about April 27, 2026 (the “Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio. Upon completion of the merger, all references to the Target Portfolio in the Prospectus will be deleted.

Target Portfolio	Acquiring Portfolio
ClearBridge Variable Large-Cap Value Portfolio – Class I	LVIP ClearBridge Large-Cap Value Fund – Standard Class

What will happen to any funds you may have in the Target Portfolio
On the Effective Date, the Target Portfolio will no longer be available under your Contract, and any Contract Value allocated to the Sub-account that invested in the Target Portfolio will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Contract Value in the Sub-account investing in the Acquiring Portfolio will be equal to your Contract Value in the Sub-account that invested in the Target Portfolio immediately prior to the merger.

Voluntary Transfers
You may transfer your Contract Value out of the Target Portfolio into an investment option available under your Contract for a period of 60 days prior to the Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to the Acquiring Portfolio because of the merger can be transferred into an investment option available under your Contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

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After the Effective Date
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this Supplement together with your prospectus for future reference.
No other action is required of you.

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